UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2007

B&D Food, Corp.
(Exact name of Registrant as specified in its Charter)

Delaware	000-21247	51-0373976
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

575 Madison Avenue, Suite 1006, New York, New York	10022-2511
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 937-8456

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

On September 20, 2007, B & D Food Corporation (the “Company’) entered into a definitive agreement to offer and sell an aggregate amount of 1,086,955 common shares of the Company (the “Shares”) to an accredited investor pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Shares were offered and sold in consideration for the purchaser’s obligation to prepare and update on a quarterly basis an equity research report on the Company. There were no offering expenses in connection with the transaction, which closed on November 30, 2007.
.
Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.

B&D Food Corporation

Dated: December 2, 2007
By:  /s/ Yaron Arbell

Name: Yaron Arbell
Title: Chief Executive Officer